SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 24, 2005

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street Bentonville, Arkansas	72716
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Lehman Brothers Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”), have entered into a Pricing Agreement, dated August 24, 2005 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $2,500,000,000 aggregate principal amount of the Company’s 5.25% Notes Due 2035 (the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated August 8, 2005 (the “Underwriting Agreement”), by and among the Company and, as to the issuance and sale of the Notes, the Underwriters.

The Company and the Underwriters intend to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on August 31, 2005. The Notes will be sold to the public at an issue price of 99.580% of the aggregate principal amount of the Notes, which is an aggregate issue price of $2,489,500,000. The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be $2,467,625,000.

The Notes constitute the Company’s newly created series of 5.25% Notes Due 2035 (the “Series”) and are senior, unsecured debt securities of the Company. The Series was created and established, and its terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005 (the “Indenture”), between the Company and J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”). The terms of the Notes are as set forth in the Indenture and in the form of Global Note (referred to below) that will represent the Notes.

The material terms of the Notes are described in (i) the prospectus supplement of the Company dated August 24, 2005, which relates to the offer and sale of the Notes (the “Prospectus Supplement”) and supplements the Company’s prospectus dated July 19, 2005, which prospectus relates to the offer and sale from time to time of up to $5,000,000,000 of the Company’s debt securities (the “Prospectus”), and (ii) in the Prospectus. The Prospectus Supplement and the Prospectus were filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 26, 2005 pursuant to Rule 424(b)(2) of the Commission promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes.

The Notes will be delivered in book-entry form only and will be represented by five global notes, each of which will be in the original principal amount of $500,000,000 (collectively, the “Global Notes”). Each of the Global Notes will be payable to CEDE & Co., as the nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee.

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Filed as exhibits to this Current Report on Form 8-K are (i) the Pricing Agreement, (ii) the Underwriting Agreement, the provisions of which are incorporated by reference into the Pricing Agreement, (iii) the Series Terms Certificate that relates to the Series, that was executed in accordance with the Indenture and that evidences the establishment of the terms and conditions of the Series in accordance with the Indenture, (iv) the form of the Global Notes and (v) the opinion of Andrews Kurth LLP regarding the legality of the Notes.

The Notes are being offered and sold by the Company pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-126512), which relates to the offer and sale on a delayed basis from time to time of $5,000,000,000 of the Company’s debt securities and which was declared effective by the Commission on July 19, 2005 (the “Registration Statement”). This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission in connection with the Registration Statement the documents and instruments attached hereto as exhibits.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated August 24, 2005, by and among the Company and the Underwriters.

1(b)	Underwriting Agreement, dated August 8, 2005, by and among the Company and, as to the issuance and sale of the Notes, the Underwriters (incorporated by reference to Exhibit 1(b) to Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 15, 2005).

4(a)	Series Terms Certificate for the 5.25% Notes Due 2035 of Wal-Mart Stores, Inc.

4(b)	Form of Global Note to represent the 5.25% Notes Due 2035 of Wal-Mart Stores, Inc.

5	Legality Opinion of Andrews Kurth LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 30, 2005

WAL-MART STORES, INC.
By:	/s/ Joseph J. Fitzsimmons
Name:	Joseph J. Fitzsimmons
Title:	Senior Vice President of Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
1(a)	Pricing Agreement, dated August 24, 2005, by and among Wal-Mart Stores, Inc., and Lehman Brothers Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement.

1(b)	Underwriting Agreement, dated August 8, 2005, by and among Wal-Mart Stores, Inc. and, as to the issuance and sale of $2,500,000,000 of the 5.25% Notes Due 2035 of Wal-Mart Stores, Inc., Lehman Brothers Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. and the other underwriters named in Schedule I to the Pricing Agreement described above (incorporated by reference to Exhibit 1(b) to Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 15, 2005).

4(a)	Series Terms Certificate for the 5.25% Notes Due 2035 of Wal-Mart Stores, Inc.

4(b)	Form of Global Note to represent the 5.25% Notes Due 2035 of Wal-Mart Stores, Inc.

5	Legality Opinion of Andrews Kurth LLP.